UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

6425 Abrams, Ville Saint Laurent, Quebec, H4S 1X9 Canada

(Address of principal executive offices and Zip Code)

(514) 331-7440

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

IntelGenx Technologies Corp. (“IntelGenx”) today announced that the 2010 annual general meeting of shareholders scheduled for May 6, 2010, was adjourned due to the lack of requisite quorum.

The annual general meeting has been adjourned to 10:00 am (EST) on June 3, 2010, at IntelGenx’s corporate offices located at 6425 Abrams, Ville St-Laurent, Quebec, Canada. A notice of adjournment of the annual meeting has been mailed to shareholders on May 12, 2010 advising of the new date and time for the meeting (as adjourned).

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit 99.1	Press Release
Exhibit 99.2	Notice of Adjournment of Annual Meeting
Exhibit 99.3	Form of Proxy Card

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Dated: May 12, 2010	By: /s/ Horst Zerbe
Horst Zerbe
President and Chief Executive Officer